Vanguard International Growth Fund

Vanguard Variable Insurance Fund
International Portfolio

Supplement to the Prospectuses and Summary Prospectuses

Prospectus and Summary Prospectus Text Changes

James K. Anderson, co-manager of the portions of the Fund and the Portfolio managed by Baillie Gifford Overseas Ltd., will take a six-month sabbatical during the second half of 2013. During this time, Kave Sigaroudinia, who serves as co-manager with Mr. Anderson, will serve as the sole portfolio manager. Mr. Anderson is expected to resume his role as co-manager on or about January 1, 2014.

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Vanguard Marketing Corporation, Distributor.	PS BG 052013